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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999 included in Excelsior-Henderson Motorcycle Manufacturing Company's Form 10-K for the fiscal year ended January 2, 1999 and to all references to our Firm included in this registration statement.

                                                            ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
May 28, 1999